UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Balanced Capital
                                        Fund, Inc.

Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Balanced Capital Fund, Inc.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

As we enter the final quarter of 2003, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength, and sub par economic growth of 1.4% in the first quarter of 2003 multiplied to projected growth of more than 4% in the second half of the year.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing so far this year. The S&P 500 Index posted year-to-date and 12-month returns of +14.72% and +24.40%, respectively, as of September 30, 2003. Small cap stocks, which tend to perform well during an economic recovery, returned +28.58% year-to-date and +36.50% over the past 12 months as measured by the Russell 2000 Index. Although continued market strength cannot be assured, investors increasingly returned to the markets based on improving corporate earnings reports and economic stimuli.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Fund performance benefited from a sustained stock market rally in the second half of the fiscal year and a portfolio asset allocation that allowed the Fund to capitalize on the equity market's strength.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2003, Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +16.11%, +15.19%, +15.15% and +16.35%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index returned +24.40% and the unmanaged benchmark Merrill Lynch U.S. Domestic Bond Master Index returned +5.48%. The Fund performed in line with its Lipper Balanced Funds category of mutual funds, which had an average return of +15.87% for the same 12-month period. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.) We would like to note that the Fund changed its reporting schedule from a fiscal year-end of March 31 to a fiscal year-end of September 30.

While asset allocation proved positive during the period and bonds performed better than their benchmark, the Fund's equities underperformed the broad market index, largely because of our underweight position in the resurgent technology sector, the strongest-performing group by far in the S&P 500 Index over the 12-month period. Valuation concerns limited our overall technology exposure, which extracted a fairly severe performance penalty despite better than 60% total returns from Fund technology holdings Agere Systems Inc., CommScope, Inc., Agilent Technologies, Inc. and Hewlett Compaq. Stock selection in the industrial sector also was relatively poor as defense-related holdings like Northrop Grumman Corporation, Raytheon Company and ITT Industries, Inc. declined in price as investors sought greater economic exposure. Partially offsetting these two weak categories, our overweight position in the financial sector combined with good stock selection to deliver positive returns. Our positions in J.P. Morgan Chase & Co., Citigroup Inc., Morgan Stanley and FleetBoston Financial Corporation each earned total returns exceeding 50% for the period. In addition, superior performance from consumer staple investments, such as Avon Products, Inc., contributed favorably to results. Finally, our avoidance of the utility sector also proved beneficial.

For the six months ended September 30, 2003, stock prices staged a powerful advance, with the benchmark S&P 500 Index earning a +18.45% total return. Value substantially outpaced growth for the six-month period as the S&P 500 Barra Value Index gained 21.86% while the S&P 500 Barra Growth Index rose 15.26%. The fixed income market continued to generate solid returns, with the benchmark Merrill Lynch Domestic Bond Master Index providing a +2.41% total return for the period. For the six-month period ended September 30, 2003, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.16%, +12.73%, +12.72%, +13.31% and +13.31%, respectively. The Fund outperformed the +12.59% average return of its Lipper category for the same period.

The Fund's positive six-month performance can be attributed to favorable asset allocation and the outperformance of each individual asset class against its market benchmark. Within the equity portfolio, we enjoyed positive contributions from our underweight positions in the weak health care and telecommunications services sectors. Performance also benefited from good security selection in the consumer discretionary, industrial and financial sectors, with stocks such as McDonald's Corporation, Tyco International Ltd., J.P. Morgan Chase, Dover Corporation and Mellon Financial Corporation providing better than 40% returns for the six-month period. These more than offset the negative effects of our underweight position in the strongly performing technology sector and poor security selection in the consumer staples area, where stocks such as The Gillette Company, Anheuser-Busch Companies, Inc. and General Mills, Inc. detracted from results.

What changes were made to the portfolio during the period?

We continued to adjust our holdings in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, introducing new positions in three oil service stocks -- GlobalSantaFe Corporation, Weatherford International Ltd. and Schlumberger Limited -- while adding to existing positions in Exxon Mobil Corporation and Royal Dutch Petroleum Company. We believe good value exists in this sector as sustainably high oil and gas prices are expected to support earnings and cash flow growth and an improved level of oil field activity. Aided by strong balance sheets and high dividend yields, we expect this sector to perform well through the seasonally strong fall and winter months.

We increased our technology exposure during the period, adding to our position in International Business Machines Corporation and establishing positions in Applied Materials, Inc. and Siebel Systems, Inc. In our view, these companies enjoy strong competitive positions, solid financial characteristics and proven management while selling at attractive valuation levels for the first time in several years. We believe these companies will be significant beneficiaries of the anticipated second-half recovery in corporate technology spending.


4      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

We lowered exposures across the media and entertainment sector, reducing positions in Viacom, Inc., Clear Channel Communications, Inc. and Liberty Media Corporation while eliminating The New York Times Company and Tribune Company from the portfolio. Improved advertising trends, as evidenced in a strong up-front selling season and attractive free cash flow characteristics, resulted in an extended period of superior performance for these companies. As valuations approached historically high levels, we decided to trim our positions. We also reduced our weightings in a number of the Fund's more economically sensitive investments subsequent to substantial stock price gains and valuation expansion. These included E.I. du Pont de Nemours and Company, International Paper Company, Carnival Corporation, Agilent Technologies, Inc. and Weyerhaeuser Company. We eliminated The Gap, Inc. and Starwood Hotels & Resorts Worldwide, Inc. from the Fund as they achieved our target prices. Gap's turnaround strategies proved successful, driving positive same store sales and handsome stock price appreciation. This contrasts with much of the rest of the retail sector, which has suffered from weak sales, poor earning trends, compressed valuations and lower stock prices. Starwood's business began to strengthen with rising hotel occupancy rates improving the prospects for earnings and cash flow acceleration and driving a strong stock price advance.

Within the fixed income portfolio, we continued transitioning from a corporate and high yield focus to a more broadly diversified portfolio, substantially reducing our overall risk profile. At the close of the period, the portfolio had fixed income assets consisting of 3.5% Treasury issues, 12.1% collateralized mortgage obligations, 10.9% investment-grade and high yield corporate bonds and 0.1% in preferred securities. We also reduced the duration of the fixed income portfolio by approximately one year -- from 5.5 years as of March 31, 2003 to
4.5 years at the close of the period.

With the transition largely complete, we began to focus on spread sectors within the fixed income universe -- those areas of the market with a lower correlation to Treasury issues and less vulnerability to fluctuations in interest rates. We believe this is an effective strategy for avoiding the volatile interest rate environment while also enhancing total returns in the fixed income portion of the portfolio, as the market clearly has been rewarding investors for assuming risk. For example, high yield investments, as measured by the unmanaged Credit Suisse First Boston High Yield Index, returned +28.04% for the 12 months ended September 30, 2003. For the same period, investment-grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +11.04%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +3.23%.

Our emphasis, specifically, has been on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities. By strategically managing these sectors and taking advantage of opportunities available across the markets, we were able to consistently add value to the Fund. We believe investors will continue to be compensated for accepting the modestly higher risk of investing in these higher-beta sectors.

How would you characterize the Fund's position at the close of the period?

Our portfolio asset allocation at period-end comprised 65.2% of net assets invested in equities, 26.6% in fixed income securities and 8.2% in cash equivalents. This compares to 63.0% in equities, 31.2% in fixed income securities and 5.8% in cash equivalents at the end of March. While the maintenance of a relatively bullish investment posture extracted a short-term performance penalty in the first quarter of 2003, it proved to be the key determinant of our outperformance over the past six months. We continue to anticipate a constructive environment for equities as we move through the remainder of 2003, driven by accelerating economic growth, improved corporate and consumer confidence and rising corporate earnings.

Given the magnitude of recent stock market gains and the associated increase in valuations, we expect equity returns to be far more modest going forward, with individual equity security selection playing a more important role in relative performance. For that reason, we remain extremely sensitive to price and valuation considerations, continue to focus on improving the overall risk and reward profile of the portfolio and regularly reassess our equity allocation. Bonds, meanwhile, continue to look relatively expensive in our view, particularly U.S. government securities. We therefore intend to maintain our focus on those fixed income products with a lower correlation to U.S. Treasury issues. This outlook supports our current asset allocation posture and, we believe, has the potential to produce superior returns for our investors in the periods ahead.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

October 14, 2003


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                      Ten-Year/
                                                            6-Month              12-Month          Since Inception
As of September 30, 2003                                  Total Return         Total Return         Total Return
======================================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*               +13.16%              +16.11%              + 91.31%
----------------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*               +12.73               +15.19               + 84.41
----------------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*               +12.72               +15.15               + 78.46
----------------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*               +13.31               +16.35               +104.19
----------------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*               +13.31                   --               +  8.85
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                +18.45               +24.40        +160.52/+149.83/+11.07
----------------------------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                        + 2.41               + 5.48        + 95.92/+103.02/+ 4.62
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03.


6      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Total Return Based on a $10,000 Investment--Class A & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from October 21, 1994 to September 2003.

                                        10/21/94**     9/95            9/96           9/97           9/98            9/99
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $ 9,475        $11,603         $13,084        $16,638        $16,092         $17,966

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $10,000        $12,157         $13,600        $17,163        $16,471         $18,249

S&P 500 Index++                         $10,000        $12,901         $15,524        $21,802        $23,775         $30,385

ML U.S. Domestic Bond
Master Index+++                         $10,000        $11,452         $12,010        $13,183        $14,713         $14,656

                                        9/00           9/01            9/02           9/03
ML Balanced Capital
Fund, Inc.+--Class A Shares*            $19,640        $17,490         $15,611        $18,126

ML Balanced Capital
Fund, Inc.+--Class C Shares*            $19,792        $17,496         $15,498        $17,846

S&P 500 Index++                         $34,421        $25,258         $20,084        $24,983

ML U.S. Domestic Bond
Master Index+++                         $15,673        $17,718         $19,248        $20,302

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

      Past performance is not indicative of future results.

Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/03                               +16.11%         +10.01%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                             + 2.41          + 1.31
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                      + 7.52          + 6.88
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/03                               +15.15%         +14.15%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                             + 1.62          + 1.62
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                      + 6.69          + 6.69
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003      7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment--Class B & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from September 1993 to September 2003.

                                        9/93           9/94            9/95           9/96           9/97
ML Balanced Capital
Fund, Inc.+--Class B Shares*            $10,000        $10,391         $12,557        $14,049        $17,732

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $ 9,475        $ 9,949         $12,143        $13,723        $17,501

S&P 500 Index++                         $10,000        $10,369         $13,453        $16,188        $22,735

ML U.S. Domestic Bond
Master Index+++                         $10,000        $ 9,684         $11,051        $11,589        $12,722

                                        9/98           9/99            9/00           9/01           9/02            9/03
ML Balanced Capital
Fund, Inc.+--Class B Shares*            $17,015        $18,856         $20,454        $18,076        $16,009         $18,441

ML Balanced Capital
Fund, Inc.+--Class I Shares*            $16,968        $18,991         $20,811        $18,581        $16,628         $19,347

S&P 500 Index++                         $24,792        $31,685         $35,895        $26,339        $20,943         $26,052

ML U.S. Domestic Bond
Master Index+++                         $14,198        $14,143         $15,124        $17,098        $18,574         $19,592

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                  % Return        % Return
                                                Without CDSC     With CDSC**
===============================================================================
Class B Shares*
===============================================================================
One Year Ended 9/30/03                             +15.19%         +11.19%
-------------------------------------------------------------------------------
Five Years Ended 9/30/03                           + 1.62          + 1.34
-------------------------------------------------------------------------------
Ten Years Ended 9/30/03                            + 6.31          + 6.31
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without   % Return With
                                                Sales Charge    Sales Charge**
===============================================================================
Class I Shares*
===============================================================================
One Year Ended 9/30/03                             +16.35%         +10.25%
-------------------------------------------------------------------------------
Five Years Ended 9/30/03                           + 2.66          + 1.56
-------------------------------------------------------------------------------
Ten Years Ended 9/30/03                            + 7.40          + 6.82
-------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.


8      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class R Shares

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Values are from January 3, 3003 to September 2003.

                                        1/03/03**      9/03
ML Balanced Capital
Fund, Inc.+--Class R Shares*            $10,000        $10,885

S&P 500 Index++                         $10,000        $11,107

ML U.S. Domestic Bond
Master Index+++                         $10,000        $10,462

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

      Past performance is not indicative of future results.

        Aggregate Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03) through 9/30/03                                  +8.85%
--------------------------------------------------------------------------------


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003      9

[LOGO] Merrill Lynch Investment Managers

Portfolio Information (unaudited)

As of September 30, 2003

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
United Technologies Corporation ......................................    1.6%
Citigroup Inc. .......................................................    1.5
Wells Fargo & Company ................................................    1.5
Microsoft Corporation ................................................    1.5
Avon Products, Inc. ..................................................    1.4
ITT Industries, Inc. .................................................    1.4
International Business
  Machines Corporation ...............................................    1.4
Murphy Oil Corporation ...............................................    1.4
E.I. du Pont de Nemours
  and Company ........................................................    1.3
Wyeth ................................................................    1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries+                                              Net Assets
--------------------------------------------------------------------------------
Oil & Gas ............................................................    5.5%
Insurance ............................................................    5.0
Media ................................................................    4.6
Diversified Financial Services .......................................    4.3
Aerospace & Defense ..................................................    4.3
--------------------------------------------------------------------------------
+ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.

                                                                      Percent of
Geographic Allocation                                                 Net Assets
--------------------------------------------------------------------------------
United States ........................................................   84.6%
Bermuda ..............................................................    3.0
Netherlands ..........................................................    1.5
Switzerland ..........................................................    1.2
Canada ...............................................................    0.6
France ...............................................................    0.3
Chile ................................................................    0.2
United Kingdom .......................................................    0.1
Mexico ...............................................................    0.1
Brazil ...............................................................    0.1
--------------------------------------------------------------------------------


10     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Schedule of Investments

                                                                                                                 Percent of
Industry@                          Shares Held     Common Stocks                                     Value       Net Assets
===========================================================================================================================
Aerospace & Defense                  1,250,000     Honeywell International Inc.                 $ 32,937,500          1.0%
                                       300,000     Northrop Grumman Corporation                   25,866,000          0.8
                                       600,000     Raytheon Company                               16,800,000          0.5
                                       650,000     United Technologies Corporation                50,232,000          1.6
                                                                                                ---------------------------
                                                                                                 125,835,500          3.9
===========================================================================================================================
Beverages                              800,000     Anheuser-Busch Companies, Inc.                 39,472,000          1.2
===========================================================================================================================
Building Products                    1,200,000     Masco Corporation                              29,376,000          0.9
===========================================================================================================================
Capital Markets                        800,000     J.P. Morgan Chase & Co.                        27,464,000          0.9
                                     1,000,000     Janus Capital Group Inc.                       13,970,000          0.4
                                     1,250,000     Mellon Financial Corporation                   37,675,000          1.2
                                       800,000     Morgan Stanley                                 40,368,000          1.2
                                                                                                ---------------------------
                                                                                                 119,477,000          3.7
===========================================================================================================================
Chemicals                            1,100,000     E.I. du Pont de Nemours and Company            44,011,000          1.3
===========================================================================================================================
Commercial Banks                       900,000     FleetBoston Financial Corporation              27,135,000          0.9
                                       500,000     PNC Bank Corp.                                 23,790,000          0.7
                                       950,000     Wells Fargo & Company                          48,925,000          1.5
                                                                                                ---------------------------
                                                                                                  99,850,000          3.1
===========================================================================================================================
Communications Equipment             2,000,000   + CommScope, Inc.                                24,120,000          0.7
===========================================================================================================================
Computers & Peripherals              1,000,000     Hewlett-Packard Company                        19,360,000          0.6
                                       500,000     International Business Machines Corporation    44,165,000          1.4
                                                                                                ---------------------------
                                                                                                  63,525,000          2.0
===========================================================================================================================
Diversified Financial Services       1,100,000     Citigroup Inc.                                 50,061,000          1.5
===========================================================================================================================
Diversified Telecommunication        1,100,000     Verizon Communications                         35,684,000          1.1
Services
===========================================================================================================================
Electronic Equipment & Instruments   1,250,000   + Agilent Technologies, Inc.                     27,637,500          0.8
===========================================================================================================================
Energy Equipment & Service             600,000     GlobalSantaFe Corporation                      14,370,000          0.4
                                       400,000     Schlumberger Limited                           19,360,000          0.6
                                       400,000   + Weatherford International Ltd.                 15,112,000          0.5
                                                                                                ---------------------------
                                                                                                  48,842,000          1.5
===========================================================================================================================
Food Products                          500,000     General Mills, Inc.                            23,535,000          0.7
                                       175,000     Nestle SA (Registered Shares)                  40,350,977          1.2
                                       200,000     Unilever NV (NY Registered Shares)             11,836,000          0.4
                                                                                                ---------------------------
                                                                                                  75,721,977          2.3
===========================================================================================================================
Health Care Equipment & Supplies     1,000,000     Baxter International Inc.                      29,060,000          0.9
===========================================================================================================================
Health Care                            500,000     Aetna Inc. (New Shares)                        30,515,000          1.0
Providers & Services                   300,000     CIGNA Corporation                              13,395,000          0.4
                                       900,000     HCA Inc.                                       33,174,000          1.0
                                                                                                ---------------------------
                                                                                                  77,084,000          2.4
===========================================================================================================================
Hotels, Restaurants & Leisure          750,000     Carnival Corporation                           24,667,500          0.8
                                     1,250,000     McDonald's Corporation                         29,425,000          0.9
                                                                                                ---------------------------
                                                                                                  54,092,500          1.7
===========================================================================================================================
Household Products                     800,000     Kimberly-Clark Corporation                     41,056,000          1.3
===========================================================================================================================
IT Services                            750,000   + Accenture Ltd. 'A'                             16,755,000          0.5
                                       200,000   + Computer Sciences Corporation                   7,514,000          0.2
                                                                                                ---------------------------
                                                                                                  24,269,000          0.7
===========================================================================================================================
Industrial Conglomerates             1,150,000     General Electric Company                       34,281,500          1.0
                                     1,700,000     Tyco International Ltd.                        34,731,000          1.1
                                                                                                ---------------------------
                                                                                                  69,012,500          2.1
===========================================================================================================================


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     11

[LOGO] Merrill Lynch Investment Managers

                                                                                                                 Percent of
Industry@                          Shares Held     Common Stocks                                     Value       Net Assets
===========================================================================================================================
Insurance                            1,250,000     ACE Limited                                  $ 41,350,000          1.3%
                                       600,000     American International Group, Inc.             34,620,000          1.1
                                     1,000,000     Prudential Financial, Inc.                     37,360,000          1.1
                                       500,000     XL Capital Ltd. (Class A)                      38,720,000          1.2
                                                                                                ---------------------------
                                                                                                 152,050,000          4.7
===========================================================================================================================
Machinery                            1,100,000     Dover Corporation                              38,907,000          1.2
                                       750,000     ITT Industries, Inc.                           44,880,000          1.4
                                       800,000   + SPX Corporation                                36,224,000          1.1
                                                                                                ---------------------------
                                                                                                 120,011,000          3.7
===========================================================================================================================
Media                                1,000,000     Clear Channel Communications, Inc.             38,300,000          1.2
                                     1,250,000   + Liberty Media Corporation (Class A)            12,462,500          0.4
                                       750,000     The Interpublic Group of Companies, Inc.       10,590,000          0.3
                                     1,000,000     Viacom, Inc. (Class B)                         38,300,000          1.2
                                       750,000     The Walt Disney Company                        15,127,500          0.4
                                                                                                ---------------------------
                                                                                                 114,780,000          3.5
===========================================================================================================================
Metals & Mining                        750,000     Alcoa Inc.                                     19,620,000          0.6
                                       800,000     Nucor Corporation                              36,704,000          1.1
                                     1,000,000     United States Steel Corporation                18,380,000          0.6
                                                                                                ---------------------------
                                                                                                  74,704,000          2.3
===========================================================================================================================
Oil & Gas                              200,000     Anadarko Petroleum Corporation                  8,352,000          0.2
                                       800,000     Devon Energy Corporation                       38,552,000          1.2
                                       400,000     EnCana Corp.                                   14,552,000          0.4
                                       700,000     Exxon Mobil Corporation                        25,620,000          0.8
                                       750,000     Murphy Oil Corporation                         44,062,500          1.4
                                       700,000     Royal Dutch Petroleum Company
                                                   (NY Registered Shares)                         30,940,000          1.0
                                                                                                ---------------------------
                                                                                                 162,078,500          5.0
===========================================================================================================================
Paper & Forest Products              1,000,000     International Paper Company                    39,020,000          1.2
                                       700,000     Weyerhaeuser Company                           40,915,000          1.3
                                                                                                ---------------------------
                                                                                                  79,935,000          2.5
===========================================================================================================================
Personal Products                      700,000     Avon Products, Inc.                            45,192,000          1.4
                                       300,000     The Gillette Company                            9,594,000          0.3
                                                                                                ---------------------------
                                                                                                  54,786,000          1.7
===========================================================================================================================
Pharmaceuticals                      1,250,000     Pfizer Inc.                                    37,975,000          1.2
                                     1,100,000     Schering-Plough Corporation                    16,764,000          0.5
                                       900,000     Wyeth                                          41,490,000          1.3
                                                                                                ---------------------------
                                                                                                  96,229,000          3.0
===========================================================================================================================
Road & Rail                            600,000     CSX Corporation                                17,550,000          0.5
===========================================================================================================================
Semiconductors &                     2,000,000   + Agere Systems Inc. (Class A)                    6,140,000          0.2
Semiconductor Equipment                800,000   + Applied Materials, Inc.                        14,512,000          0.4
                                       600,000   + Micron Technology, Inc.                         8,052,000          0.2
                                       500,000     Texas Instruments Incorporated                 11,400,000          0.4
                                                                                                ---------------------------
                                                                                                  40,104,000          1.2
===========================================================================================================================
Software                             1,750,000     Microsoft Corporation                          48,632,500          1.5
                                       750,000   + Siebel Systems, Inc.                            7,290,000          0.2
                                                                                                ---------------------------
                                                                                                  55,922,500          1.7
===========================================================================================================================


12     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                                                 Percent of
Industry@                          Shares Held     Common Stocks                                   Value         Net Assets
===========================================================================================================================
Specialty Retail                     2,000,000     The Limited, Inc.                         $    30,160,000          0.9%
                                       500,000     The TJX Companies, Inc.                         9,710,000          0.3
                                                                                             ------------------------------
                                                                                                  39,870,000          1.2
===========================================================================================================================
Thrifts & Mortgage Finance             500,000     Fannie Mae                                     35,100,000          1.1
===========================================================================================================================
                                                   Total Common Stocks
                                                   (Cost--$1,916,791,572)                      2,121,306,977         65.2
===========================================================================================================================

                                   Face Amount     Corporate Bonds
===========================================================================================================================
Aerospace & Defense              US$ 1,365,000     Lockheed Martin Corporation,
                                                   8.20% due 12/01/2009                            1,689,929          0.1
                                                   Raytheon Company:
                                     6,995,000        6.15% due 11/01/2008                         7,762,981          0.2
                                     2,225,000        8.30% due 3/01/2010                          2,722,979          0.1
                                                                                             ------------------------------
                                                                                                  12,175,889          0.4
===========================================================================================================================
Airlines                             1,215,000     American Airlines, 3.857% due 7/09/2010         1,214,757          0.0
===========================================================================================================================
Automobiles                                        DaimlerChrysler NA Holdings:
                                     2,425,000        6.40% due 5/15/2006                          2,630,179          0.1
                                     1,785,000        7.75% due 1/18/2011                          2,040,407          0.1
                                     1,495,000     General Motors Corporation, 7.20% due
                                                   1/15/2011                                       1,575,337          0.0
                                                                                             ------------------------------
                                                                                                   6,245,923          0.2
===========================================================================================================================
Beverages                            3,190,000     Brown-Forman Corporation, 3% due 3/15/2008      3,154,562          0.1
                                     2,460,000     Cia Brasileira de Bebida, 8.75% due
                                                   9/15/2013 (a)                                   2,484,600          0.1
                                     1,465,000     Coca-Cola HBC Finance BV,
                                                   5.125% due 9/17/2013 (a)                        1,506,974          0.0
                                     2,575,000     Miller Brewing Company, 5.50% due
                                                   8/15/2013 (a)                                   2,690,458          0.1
                                                                                             ------------------------------
                                                                                                   9,836,594          0.3
===========================================================================================================================
Building Products                    2,090,000     Celulosa Arauco y Constitucion S.A.,
                                                   5.125% due 7/09/2013 (a)                        2,059,091          0.1
                                     1,095,000     Hanson Australia Funding, 5.25% due 3/15/2013   1,112,087          0.0
                                                                                             ------------------------------
                                                                                                   3,171,178          0.1
===========================================================================================================================
Capital Markets                                    Mellon Funding Corporation:
                                       885,000        4.875% due 6/15/2007                           950,312          0.0
                                       625,000        5% due 12/01/2014                              638,548          0.0
                                                                                             ------------------------------
                                                                                                   1,588,860          0.0
===========================================================================================================================
Chemicals                              800,000     Potash Corporation of Saskatchewan,
                                                   4.875% due 3/01/2013                              796,089          0.0
===========================================================================================================================


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     13

[LOGO] Merrill Lynch Investment Managers

                                                                                                                  Percent of
Industry@                          Face Amount     Corporate Bonds                                   Value        Net Assets
============================================================================================================================
Commercial Banks                   US$ 925,000     BB&T Corporation, 4.75% due 10/01/2012        $   935,104          0.0%
                                       665,000     BSCH Issuances Ltd., 7.625% due 9/14/2010         811,994          0.0
                                     1,880,000     Banc One Corp., 8% due 4/29/2027                2,380,285          0.1
                                       752,000     Bank of America Corporation,
                                                   4.875% due 1/15/2013                              765,519          0.0
                                     1,585,000     BankAmerica Corp., 5.875% due 2/15/2009         1,764,119          0.1
                                     1,455,000     Capital One Bank, 4.875% due 5/15/2008          1,507,125          0.0
                                     1,610,000     Certegy Inc., 4.75% due 9/15/2008 (a)           1,674,978          0.1
                                     3,405,000     Comerica Inc., 4.80% due 5/01/2015              3,350,670          0.1
                                     1,590,000     Corporacion Andina de Fomento,
                                                   6.875% due 3/15/2012                            1,765,601          0.1
                                     1,400,000     Firstbank Puerto Rico, 7.625% due 12/20/2005    1,464,975          0.0
                                       155,000     FleetBoston Financial Corporation,
                                                   6.375% due 5/15/2008                              174,515          0.0
                                       380,000     Golden West Financial Corporation,
                                                   4.75% due 10/01/2012                              388,083          0.0
                                       555,000     Hudson United Bancorp Inc., 8.20%
                                                   due 9/15/2006                                     619,534          0.0
                                     1,160,000     Korea Development Bank, 4.25% due 11/13/2007    1,189,876          0.0
                                     2,650,000     PNC Funding Corp., 6.125% due 2/15/2009         2,990,975          0.1
                                     3,490,000     Provident Bank, 6.375% due 1/15/2004            3,546,712          0.1
                                       410,000     Regions Financial Corporation,
                                                   6.375% due 5/15/2012                              460,338          0.0
                                       965,000     Suntrust Bank, 5.45% due 12/01/2017             1,029,326          0.0
                                       180,000     Synovus Financial, 4.875% due 2/15/2013           180,864          0.0
                                     2,340,000     US Bancorp, 1.29% due 9/16/2005 (b)             2,341,423          0.1
                                     1,520,000     Washington Mutual Bank, 5.50% due 1/15/2013     1,588,064          0.1
                                     2,885,000     Wells Fargo & Co., 5.125% due 2/15/2007         3,098,530          0.1
                                                                                                 ---------------------------
                                                                                                  34,028,610          1.0
============================================================================================================================
Commercial Services & Supplies         525,000     Aramark Services Inc., 6.75% due 8/01/2004        544,860          0.0
                                                   Cendant Corporation:
                                     1,700,000        6.875% due 8/15/2006                         1,884,222          0.1
                                     1,050,000        6.25% due 1/15/2008                          1,153,259          0.0
                                     1,080,000     International Lease Finance Corporation,
                                                   2.95% due 5/23/2006                             1,092,425          0.0
                                     1,515,000     PHH Corporation, 6% due 3/01/2008               1,636,230          0.1
                                                   Waste Management Inc.:
                                       900,000        7.375% due 8/01/2010                         1,052,068          0.0
                                     1,945,000        6.375% due 11/15/2012                        2,150,765          0.1
                                                                                                 ---------------------------
                                                                                                   9,513,829          0.3
============================================================================================================================
Communications Equipment             1,950,000     GTE Corporation, 6.84% due 4/15/2018            2,211,202          0.1
                                     2,365,000     Harris Corporation, 6.35% due 2/01/2028         2,507,716          0.1
                                                                                                 ---------------------------
                                                                                                   4,718,918          0.2
============================================================================================================================
Containers & Packaging                             Sealed Air Corporation:
                                     1,590,000        5.375% due 4/15/2008                         1,658,367          0.1
                                     1,180,000        6.95% due 5/15/2009 (a)                      1,319,002          0.0
                                                                                                 ---------------------------
                                                                                                   2,977,369          0.1
============================================================================================================================


14     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                                                  Percent of
Industry@                          Face Amount     Corporate Bonds                                   Value        Net Assets
============================================================================================================================
Diversified Financial Services   US$ 1,940,000     AGL Capital Corporation, 4.45% due 4/15/2013  $ 1,882,101          0.1%
                                     3,430,000     Bear Stearns Company Inc., 5.70%
                                                   due 11/15/2014                                  3,658,239          0.1
                                       835,000     Brascan Corporation, 5.75% due 3/01/2010          884,429          0.0
                                                   Citigroup Inc.:
                                     1,150,000        5.75% due 5/10/2006                          1,251,364          0.0
                                     2,920,000        7.25% due 10/01/2010                         3,458,679          0.1
                                     2,085,000        6.50% due 1/18/2011                          2,382,459          0.1
                                     2,190,000        4.875% due 5/07/2015                         2,177,824          0.1
                                     1,480,000        6.625% due 6/15/2032                         1,634,009          0.1
                                     1,355,000     Codelco Inc., 6.375% due 11/30/2012 (a)         1,467,671          0.0
                                     7,300,000     Core Investment Grade Trust,
                                                   4.727% due 11/30/2007                           7,617,915          0.2
                                     1,770,000     Countrywide Home Loan, 5.625% due 7/15/2009     1,923,103          0.1
                                                   Deutsche Telekom International Finance:
                                       395,000        8.50% due 6/15/2010                            483,173          0.0
                                     1,510,000        5.25% due 7/22/2013                          1,526,024          0.1
                                       930,000        8.75% due 6/15/2030                          1,179,708          0.0
                                                   Ford Motor Credit Company:
                                     1,110,000        6.50% due 1/25/2007                          1,173,057          0.0
                                       685,000        7.20% due 6/15/2007                            738,280          0.0
                                     7,080,000        7% due 10/01/2013                            7,124,958          0.2
                                     8,940,000     General Electric Capital Corporation,
                                                   6% due 6/15/2012                                9,797,480          0.3
                                                   General Motors Acceptance Corp.:
                                     2,430,000        6.875% due 8/28/2012                         2,514,119          0.1
                                     2,150,000        8% due 11/01/2031                            2,208,437          0.1
                                                   Goldman Sachs Group, Inc.:
                                     8,300,000        6.875% due 1/15/2011                         9,543,713          0.3
                                     1,555,000        5.25% due 4/01/2013                          1,606,626          0.1
                                                   Household Finance Corp.:
                                       535,000        4.625% due 1/15/2008                           562,413          0.0
                                     1,945,000        6.50% due 11/15/2008                         2,207,982          0.1
                                     3,000,000        6.75% due 5/15/2011                          3,421,521          0.1
                                     1,080,000     IOS Capital LLC, 7.25% due 6/30/2008            1,047,600          0.0
                                     1,967,429     Kern River Funding Corporation,
                                                   4.893% due 4/30/2018 (a)                        1,976,951          0.1
                                                   Lehman Brothers Holdings, Inc.:
                                     1,400,000        6.625% due 4/01/2004                         1,437,464          0.0
                                       125,000        4% due 1/22/2008                               128,691          0.0
                                     3,000,000        3.50% due 8/07/2008                          3,006,039          0.1
                                       860,000     MBNA America Bank NA, 7.125% due 11/15/2012       986,410          0.0
                                     1,245,000     Morgan Stanley Dean Witter, 6.75%
                                                   due 4/15/2011                                   1,422,434          0.0
                                     1,510,000     Nisource Finance Corporation, 5.40%
                                                   due 7/15/2014                                   1,532,413          0.1
                                                   Principal Life Global (a):
                                       735,000        3.625% due 4/30/2008                           743,283          0.0
                                     1,095,000        6.25% due 2/15/2012                          1,216,197          0.0
                                     3,340,000     Textron Financial Corporation, 2.75%
                                                   due 6/01/2006                                   3,343,043          0.1
                                     1,370,000     UFJ Finance Aruba A.E.C., 6.75% due 7/15/2013   1,435,294          0.0
                                     1,740,000     Vectren Utility Holdings, 5.25% due 8/01/2013   1,768,010          0.1
                                                                                                 ---------------------------
                                                                                                  92,469,113          2.8
============================================================================================================================


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     15

[LOGO] Merrill Lynch Investment Managers

                                                                                                                  Percent of
Industry@                          Face Amount     Corporate Bonds                                   Value        Net Assets
============================================================================================================================
Diversified Telecommunication    US$ 3,825,000     British Telecom PLC, 8.375% due 12/15/2010   $  4,706,372          0.1%
Services                               685,000     CenturyTel Inc., 7.875% due 8/15/2012             837,821          0.0
                                                   France Telecom:
                                     5,530,000        9% due 3/01/2011                             6,754,989          0.2
                                       990,000        9.75% due 3/01/2031                          1,321,786          0.0
                                     1,325,000     Koninklijke (KPN) NV, 8% due 10/01/2010         1,601,527          0.1
                                                   Verizon Global Funding Corporation:
                                     3,990,000        4% due 1/15/2008                             4,108,280          0.1
                                     1,420,000        6.875% due 6/15/2012                         1,619,824          0.1
                                                                                                ----------------------------
                                                                                                  20,950,599          0.6
============================================================================================================================
Electric Utilities                   1,459,000     AEP Texas Central Company,
                                                   6.65% due 2/15/2033 (a)                         1,528,332          0.1
                                       815,000     Australian Gas Light Company,
                                                   5.30% due 9/25/2015 (a)                           835,346          0.0
                                                   CenterPoint Energy, Inc. (a):
                                       920,000        7.25% due 9/01/2010                            963,198          0.0
                                       765,000        7.875% due 4/01/2013                           859,425          0.0
                                     2,305,000        5.60% due 7/01/2023                          2,196,162          0.1
                                     2,535,000     Cincinnati Gas & Electric Company,
                                                   5.70% due 9/15/2012                             2,693,805          0.1
                                       850,000     Consolidated Edison Company of New York Inc.,
                                                   3.625% due 8/01/2008                              858,414          0.0
                                                   Consumers Energy (a):
                                       620,000        4.25% due 4/15/2008                            628,416          0.0
                                     2,970,000        4% due 5/15/2010                             2,862,768          0.1
                                                   Dominion Resources Inc.:
                                     1,080,000        7.625% due 7/15/2005                         1,185,378          0.0
                                     3,480,000        5.25% due 8/01/2033                          3,482,773          0.1
                                                   Duke Energy Corporation:
                                       990,000        3.75% due 3/05/2008                          1,002,758          0.0
                                     2,925,000        6.25% due 1/15/2012                          3,182,637          0.1
                                     3,370,000     Entergy Gulf States, Inc., 5.25%
                                                   due 8/01/2015 (a)                               3,268,088          0.1
                                       520,000     Exelon Corporation, 6.75% due 5/01/2011           588,339          0.0
                                     2,950,000     FPL Group Capital Inc., 1.44% due 3/30/2005     2,949,360          0.1
                                     1,285,000     PSE&G Power, 6.95% due 6/01/2012                1,450,612          0.1
                                     1,115,000     Pepco Holdings Inc., 4% due 5/15/2010           1,076,515          0.0
                                     1,815,000     Southern Power Company, 6.25% due 7/15/2012     1,991,819          0.1
                                                                                                ----------------------------
                                                                                                  33,604,145          1.0
============================================================================================================================
Electrical Equipment                   325,000     Emerson Electric Company, 6% due 8/15/2032        341,553          0.0
============================================================================================================================
Electronic Equipment & Instruments   1,415,000     Jabil Circuit Inc., 5.875% due 7/15/2010        1,469,625          0.0
============================================================================================================================
Food & Staples Retailing             3,250,000     Kroger Company, 6.80% due 4/01/2011             3,715,302          0.1
============================================================================================================================
Food Products                          398,000     Archer-Daniels-Midland, 5.935% due 10/01/2032     408,328          0.0
                                     2,220,000     Cadbury Schweppes US Finance LLC,
                                                   5.125% due 10/01/2013 (a)                       2,252,066          0.1
                                                                                                ----------------------------
                                                                                                   2,660,394          0.1
============================================================================================================================
Foreign Government Obligations         860,000     Republic of Chile, 5.50% due 1/15/2013            894,400          0.0
                                                   United Mexican States:
                                     2,535,000        9.875% due 2/01/2010                         3,232,125          0.1
                                     1,030,000        6.375% due 1/16/2013                         1,086,650          0.1
                                                                                                ----------------------------
                                                                                                   5,213,175          0.2
============================================================================================================================
Gas Utilities                        1,845,000     Texas Gas Transmission, 4.60%
                                                   due 6/01/2015 (a)                               1,781,842          0.1
============================================================================================================================
Health Care Providers & Services     1,615,000     HCA Inc., 6.30% due 10/01/2012                  1,646,047          0.1
                                       655,000     Manor Care Inc., 6.25% due 5/01/2013              671,375          0.0
                                     3,260,000     Security Benefit Life, 7.45%
                                                   due 10/01/2033 (a)                              3,252,632          0.1
                                                                                                ----------------------------
                                                                                                   5,570,054          0.2
============================================================================================================================


16     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                                                 Percent of
Industry@                          Face Amount     Corporate Bonds                                   Value       Net Assets
============================================================================================================================
Hotels, Restaurants & Leisure    US$ 4,755,000     MGM Mirage Inc., 6% due 10/01/2009            $ 4,778,775          0.2%
============================================================================================================================
Industrial Conglomerates                25,000     Eli Lilly & Company, 7.125% due 6/01/2025          30,320          0.0
                                        25,000     General Electric Company, 5% due 2/01/2013         25,628          0.0
                                                                                                 ---------------------------
                                                                                                      55,948          0.0
============================================================================================================================
Insurance                            1,485,000     Berkley (WR) Corporation, 5.125%
                                                   due 9/30/2010                                   1,523,000          0.1
                                     3,465,000     NLV Financial Corporation, 7.50%
                                                   due 8/15/2033 (a)                               3,617,401          0.1
                                     3,000,000     New York Life Insurance, 5.875%
                                                   due 5/15/2033 (a)                               3,001,350          0.1
                                       580,000     Progressive Corporation, 6.25% due 12/01/2032     617,300          0.0
                                       935,000     Travelers Property Casualty, 6.375%
                                                   due 3/15/2033                                     993,931          0.0
                                                                                                 ---------------------------
                                                                                                   9,752,982          0.3
============================================================================================================================
Media                                9,160,000     AOL Time Warner Inc., 6.875% due 5/01/2012     10,277,776          0.3
                                                   Clear Channel Communications, Inc.:
                                       520,000        7.875% due 6/15/2005                           571,028          0.0
                                       875,000        4.40% due 5/15/2011                            862,166          0.0
                                     3,000,000     Comcast Cable Communications,
                                                   6.375% due 1/30/2006                            3,259,512          0.1
                                                   Comcast Corporation:
                                     1,935,000        5.85% due 1/15/2010                          2,092,493          0.1
                                       935,000        7.05% due 3/15/2033                          1,024,735          0.0
                                       145,000     Cox Communications Inc., 7.125%
                                                   due 10/01/2012                                    167,443          0.0
                                     2,375,000     Echostar DBS Corporation,
                                                   5.75% due 10/01/2008 (a)                        2,377,969          0.1
                                       390,000     Lenfest Communications, Inc.,
                                                   10.50% due 6/15/2006                              463,424          0.0
                                                   Liberty Media Corporation:
                                       850,000        7.875% due 7/15/2009                           983,096          0.0
                                     2,140,000        5.70% due 5/15/2013                          2,136,713          0.1
                                       720,000     News America Holdings, 9.25% due 2/01/2013        941,985          0.0
                                     3,185,000     News America Inc., 6.75% due 1/09/2038          3,452,893          0.1
                                     2,165,000     Rogers Cable Inc., 6.25% due 6/15/2013          2,162,294          0.1
                                     1,570,000     Tele-Communications Inc., 9.80% due 2/01/2012   2,072,097          0.1
                                       975,000     USA Interactive, 7% due 1/15/2013               1,099,770          0.0
                                     2,135,000     Univision Communication Inc., 7.85%
                                                   due 7/15/2011                                   2,533,735          0.1
                                                                                                 ---------------------------
                                                                                                  36,479,129          1.1
============================================================================================================================
Metals & Mining                      1,460,000     Inco Limited, 7.75% due 5/15/2012               1,728,066          0.0
                                     1,762,000     Kinder Morgan Energy, 6.75% due 3/15/2011       2,022,617          0.1
                                       385,000     Placer Dome Inc., 6.375% due 3/01/2033            394,722          0.0
                                                                                                 ---------------------------
                                                                                                   4,145,405          0.1
============================================================================================================================
Multi-Utilities & Unregulated Power    985,000     New York State Electric & Gas, 5.75%
                                                   due 5/01/2023                                     936,605          0.0
                                     1,480,000     Public Service Company of New Mexico,
                                                   4.40% due 9/15/2008                             1,516,347          0.1
                                       975,000     TGT Pipeline LLC, 5.20% due 6/01/2018 (a)         946,699          0.0
                                                                                                 ---------------------------
                                                                                                   3,399,651          0.1
============================================================================================================================
Oil & Gas                                          Anadarko Finance Company:
                                       712,000        6.75% due 5/01/2011                            822,836          0.0
                                       414,000        7.50% due 5/01/2031                            500,410          0.0
                                     1,180,000     Colonial Pipeline, 7.63% due 4/15/2032 (a)      1,481,301          0.1
                                       810,000     EnCana Corp., 4.75% due 10/15/2013                814,479          0.0
                                     1,645,000     Enterprise Products Operating L.P.,
                                                   6.875% due 3/01/2033                            1,773,113          0.1
                                       870,000     Motiva Enterprises LLC, 5.20%
                                                   due 9/15/2012 (a)                                 895,768          0.0
                                                   Pemex Project Funding Master Trust:
                                     1,485,000        9.125% due 10/13/2010                        1,778,288          0.1
                                     1,170,000        7.375% due 12/15/2014                        1,257,750          0.0
                                     3,235,000     Ultramar Diamond Shamrock, 6.75%
                                                   due 10/15/2037                                  3,561,104          0.1
                                                                                                 ---------------------------
                                                                                                  12,885,049          0.4
============================================================================================================================


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     17

[LOGO] Merrill Lynch Investment Managers

                                                                                                                  Percent of
Industry@                      Face Amount     Corporate Bonds                                       Value        Net Assets
============================================================================================================================
Paper & Forest Products        US$ 254,000     Abitibi Consolidated Inc., 8.55% due 8/01/2010    $   277,341          0.0%
                                 3,835,000     Boise Cascade Corporation, 7.66% due 5/27/2005      4,060,030          0.1
                                 3,470,000     Champion International Corp.,
                                               6.65% due 12/15/2037                                3,975,520          0.1
                                 1,080,000     Inversiones CMPC SA, 4.875% due 6/18/2013 (a)       1,042,253          0.1
                                 1,025,000     Norske Skog Industrier ASA,
                                               6.125% due 10/15/2015 (a)                           1,054,428          0.1
                                   785,000     Rock-Tenn Company, 5.625% due 3/15/2013               792,706          0.0
                                   655,000     UPM-Kymmene Corporation,
                                               5.625% due 12/01/2014 (a)                             679,984          0.0
                                                                                                 ---------------------------
                                                                                                  11,882,262          0.4
============================================================================================================================
Real Estate                      1,410,000     Centerpoint Properties, 4.75% due 8/01/2010         1,441,009          0.1
                                   665,000     Developers Divers Realty, 6.625% due 1/15/2008        728,053          0.0
                                 1,325,000     Health Care Properties Investors Inc.,
                                               6.45% due 6/25/2012                                 1,431,506          0.0
                                 1,545,000     Highwoods Realty LP, 7% due 12/01/2006              1,657,644          0.1
                                 1,730,000     Shurgard Storage Centers, 5.875% due 3/15/2013      1,812,428          0.1
                                 1,140,000     United Dominion Realty Trust, Inc.,
                                               6.50% due 6/15/2009                                 1,266,108          0.0
                                                                                                 ---------------------------
                                                                                                   8,336,748          0.3
============================================================================================================================
Road & Rail                        770,000     Burlington Northern Santa Fe Corporation,
                                               7.95% due 8/15/2030                                   964,182          0.1
                                 2,495,000     Norfolk Southern Corporation, 7.25% due 2/15/2031   2,887,643          0.1
                                               Union Pacific Corporation:
                                   825,000        7.25% due 11/01/2008                               959,546          0.0
                                   475,000        4.698% due 1/02/2024                               464,170          0.0
                                                                                                 ---------------------------
                                                                                                   5,275,541          0.2
============================================================================================================================
Wireless Telecommunication         530,000     AT&T Wireless Services Inc., 8.75% due 3/01/2031      655,525          0.0
Services                                       Sprint Capital Corporation:
                                 3,895,000        6.90% due 5/01/2019                              3,993,240          0.1
                                   180,000        8.75% due 3/15/2032                                213,882          0.0
                                                                                                 ---------------------------
                                                                                                   4,862,647          0.1
============================================================================================================================
                                               Total Corporate Bonds
                                               (Cost--$343,410,137)                              355,897,955         10.9
============================================================================================================================

                                               Collateralized Mortgage Obligations*
============================================================================================================================
                                 9,800,000     CIT Group Home Equity Loan Trust, Series 2003-1,
                                               Class A2, 2.35% due 4/20/2027                       9,856,937          0.3
                                               Fannie Mae:
                                 7,020,000        6.375% due 6/15/2009                             8,084,085          0.2
                                 4,890,000        6% due 5/15/2011                                 5,525,392          0.2
                                 6,647,370        5% due 7/01/2018                                 6,817,190          0.2
                                 8,090,000        7.125% due 1/15/2030                             9,935,111          0.3
                                 1,231,392        7.50% due 1/01/2031                              1,314,138          0.0
                                   602,313        7.50% due 7/01/2031                                642,776          0.0
                                 1,168,644        7.50% due 8/01/2031                              1,247,153          0.0
                                   643,342        7.50% due 11/01/2031                               686,572          0.0
                                 2,000,826        7.50% due 4/01/2032                              2,135,151          0.0
                                10,331,849        7.50% due 9/01/2032                             11,025,936          0.3
                                 1,079,603        7.50% due 2/01/2033                              1,152,149          0.0
                                 9,170,000     Freddie Mac, 6.625% due 9/15/2009                  10,678,327          0.3


18     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                                                         Percent of
                                   Face Amount     Collateralized Mortgage Obligations*                     Value        Net Assets
===================================================================================================================================
                                                   Freddie Mac Gold:
                                   US$ 223,502        6% due 4/01/2016                                  $   232,740          0.0%
                                     1,616,173        6.50% due 6/01/2017                                 1,700,591          0.1
                                     3,145,428        5.50% due 7/01/2017                                 3,255,518          0.1
                                     2,557,141        6.50% due 7/01/2017                                 2,690,710          0.1
                                       949,552        6.50% due 8/01/2017                                   999,150          0.0
                                    10,933,533        5.50% due 9/01/2017                                11,316,208          0.3
                                     2,002,543        6% due 10/01/2017                                   2,084,827          0.1
                                     2,500,945        5.50% due 11/01/2017                                2,588,479          0.1
                                     7,112,612        5.50% due 12/01/2017                                7,361,554          0.2
                                       186,650        5.50% due 1/01/2018                                   193,183          0.0
                                     2,444,073        6% due 2/01/2018                                    2,544,573          0.1
                                     2,556,970        6% due 5/01/2018                                    2,662,036          0.1
                                     7,351,372        5% due 10/15/2018                                   7,525,967          0.2
                                     8,000,000        6% due 11/15/2018                                   8,310,000          0.3
                                     2,853,454        6.50% due 1/01/2030                                 2,982,811          0.1
                                    15,819,070        7% due 2/01/2031                                   16,705,387          0.5
                                       449,583        7% due 7/01/2031                                      474,749          0.0
                                     4,287,801        6.50% due 11/01/2031                                4,476,960          0.1
                                     3,373,918        6.50% due 12/01/2031                                3,522,760          0.1
                                     2,031,753        6.50% due 6/01/2032                                 2,121,385          0.1
                                     4,069,424        6.50% due 7/01/2032                                 4,249,312          0.1
                                     9,557,489        7% due 7/01/2032                                   10,092,980          0.3
                                     8,768,920        6.50% due 8/01/2032                                 9,155,764          0.3
                                     4,639,096        6.50% due 4/01/2033                                 4,843,751          0.2
                                    21,067,800        5% due 8/01/2033                                   21,077,677          0.7
                                    40,700,000        5.50% due 10/15/2033                               41,501,302          1.3
                                    62,843,900        6% due 10/15/2033                                  64,925,604          2.0
                                    18,000,000        5.50% due 11/15/2033                               18,292,500          0.6
                                     8,500,000        6% due 11/15/2033                                   8,757,652          0.3
                                    17,500,000        6.50% due 11/15/2033                               18,238,290          0.6
                                                   Government National Mortgage Association:
                                     5,000,000        5% due 12/15/2018                                   5,129,690          0.2
                                       715,271        7.50% due 11/15/2030                                  765,704          0.0
                                       761,491        7.50% due 4/15/2031                                   815,073          0.0
                                     4,496,316        7.50% due 3/15/2032                                 4,813,492          0.2
                                       460,310        7.50% due 1/15/2033                                   492,666          0.0
                                     6,000,000     Greenwich Capital Commercial Funding Corporation,
                                                   Series 2002-C1, Class A4, 4.948% due 1/11/2035         6,175,555          0.2
                                     4,900,000     LB-UBS Commercial Mortgage Trust, Series 2002-C1,
                                                   Class A3, 6.226% due 3/15/2026                         5,475,923          0.2
                                    10,850,000     MBNA Credit Card Master Note Trust, Series 2001-C3,
                                                   Class C3, 6.55% due 12/15/2008                        11,723,500          0.4
                                     4,000,000     Nationslink Funding Corporation, Series 1999-2,
                                                   Class A3, 7.181% due 6/20/2031                         4,448,172          0.1
                                       526,372     Washington Mutual, Series 2002-S2, Class 1A2,
                                                   6.50% due 3/25/2032                                      532,278          0.0
===================================================================================================================================
                                                   Total Collateralized Mortgage Obligations
                                                   (Cost--$389,755,877)                                 394,357,390         12.1
===================================================================================================================================


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     19

[LOGO] Merrill Lynch Investment Managers

                                                                                                                 Percent of
Industry@                          Face Amount     U.S. Government Obligations                       Value       Net Assets
===========================================================================================================================
                                                   U.S. Treasury Bonds:
                                 US$ 5,650,000        7.50% due 11/15/2016                       $ 7,375,459          0.2%
                                     3,450,000        8.125% due 8/15/2019                         4,781,486          0.1
                                    12,000,000        7.25% due 8/15/2022                         15,542,340          0.5
                                     2,490,000        6.25% due 8/15/2023                          2,910,867          0.1
                                     2,490,000        6.625% due 2/15/2027                         3,056,281          0.1
                                     3,505,000        5.375% due 2/15/2031                         3,761,303          0.1
                                                   U.S. Treasury Notes:
                                    32,800,000        7% due 7/15/2006 (g)                        37,366,383          1.1
                                    12,465,000        3.125% due 9/15/2008                        12,638,338          0.4
                                     5,750,000        4.75% due 11/15/2008                         6,263,233          0.2
                                     3,460,000        6.50% due 2/15/2010                          4,105,913          0.1
                                     4,960,000        5% due 2/15/2011                             5,438,948          0.2
                                    11,305,000        4.25% due 8/15/2013                         11,588,948          0.4
===========================================================================================================================
                                                   Total U.S. Government Obligations
                                                   (Cost--$111,418,301)                          114,829,499          3.5
===========================================================================================================================

===========================================================================================================================
                                   Shares Held     Preferred Securities
===========================================================================================================================
Oil & Gas                              40,000      Unocal Capital Trust, 3.125% (Convertible)      2,033,339          0.1
===========================================================================================================================
Paper & Forest Products                28,000      International Paper Capital Trust, 2.625%
                                                   (Convertible)                                   1,368,674          0.0
===========================================================================================================================
Road & Rail                            10,685      Union Pacific Capital Trust, 6.25%
                                                   (Convertible)                                     540,565          0.0
===========================================================================================================================
                                                   Total Preferred Securities (Cost--$3,925,139)   3,942,578          0.1
===========================================================================================================================

===========================================================================================================================
                         Beneficial Interest/
                                  Shares Held      Short-Term Investments
===========================================================================================================================
                                 $450,119,397      Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I (c)                            450,119,397         13.8
                                 $248,406,805      Merrill Lynch Liquidity Series, LLC Money
                                                   Market Series (c)(d)                          248,406,805          7.6
                                  186,812,510      Merrill Lynch Premier Institutional
                                                   Fund (c)(d)                                   186,812,510          5.8
===========================================================================================================================
                                                   Total Short-Term Investments
                                                   (Cost--$885,338,712)                          885,338,712         27.2
===========================================================================================================================
                                    Number of
Options Purchased                   Contracts      Issue
===========================================================================================================================
Call Options Purchased                    194      Eurodollar Future, expiring December 2003
                                                   at US$ 97.7, Broker Greenwich Capital             196,425          0.0
===========================================================================================================================
                                                   Total Options Purchased
                                                   (Premiums Paid--$122,123)                         196,425          0.0
===========================================================================================================================
                                                   Total Investments
                                                   (Cost--$3,650,761,861)                      3,875,869,536        119.0
===========================================================================================================================


20     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                    Number of                                                                     Percent of
Options Written                     Contracts      Issue                                              Value       Net Assets
============================================================================================================================
Call Options Written                      194      Eurodollar Future, expiring December 2003
                                                   at US$ 98.5, Broker Greenwich Capital            $(26,675)         0.0%
============================================================================================================================
Put Options Written                       194      Eurodollar Future, expiring December 2003
                                                   at US$ 98, Broker Greenwich Capital              (124,888)         0.0
----------------------------------------------------------------------------------------------------------------------------
                                                   Total Options Written
                                                   (Premiums Received--$163,154)                    (151,563)         0.0
============================================================================================================================
Total Investments, Net of Options Written (Cost--$3,650,598,707)                               3,875,717,973        119.0

Variation Margin on Financial Futures Contracts (f)                                                 (371,188)        (0.0)

Unrealized Appreciation on Interest Rate Swaps (e)                                                    91,496          0.0

Liabilities in Excess of Other Assets                                                           (619,477,788)       (19.0)
                                                                                              ------------------------------
Net Assets                                                                                    $3,255,960,493        100.0%
                                                                                              ==============================

*     Subject to principal paydowns.
+     Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Dividend/
                                                                                                    Net              Interest
      Affiliate                                                                                  Activity             Income
      ------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                                 $  60,652,309         $2,061,746
      Merrill Lynch Liquidity Series, LLC Money Market Series                                 $(218,705,315)        $  165,059
      Merrill Lynch Premier Institutional Fund                                                 (124,595,570)        $  135,698
      ------------------------------------------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Swap contracts entered into as of September 30, 2003 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Unrealized
                                                                                                  Notional       Appreciation
                                                                                                   Amount       (Depreciation)
      ------------------------------------------------------------------------------------------------------------------------
      Receive a price return equal to CMBS Investment Grade Total Return and pay floating rate based on 1-month USD LIBOR, minus .40%

      Broker, Deutsche Bank AG. Expires October 2003                                             41,000,000               --

      Receive a price return equal to Lehman Brothers High Yield Index Total Return and pay
       floating rate based on 1-month USD LIBOR, plus .15%

      Broker, Credit Suisse First Boston. Expires March 2004                                     10,200,000               --

      Receive a price return equal to JP Morgan Mortgage Backed Securities Index and pay floating rate based on 1-month USD LIBOR, minus .22%

      Broker, JP Morgan Chase Bank. Expires January 2004                                         19,725,000               --

      Receive a price return equal to JP Morgan Mortgage Backed Securities Index and pay floating rate based on 1-month USD LIBOR, minus .30%

      Broker, JP Morgan Chase Bank. Expires April 2004                                           10,300,000               --

      Receive a price return equal to Lehman Brothers Treasury Index Total Return and pay floating rate based on 1-month USD LIBOR, minus .20%

      Broker, Lehman Brothers Special Finance. Expires December 2003                             50,950,000               --


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Unrealized
                                                                                                  Notional          Appreciation
                                                                                                   Amount          (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Receive a price return equal to Lehman Brothers High Yield Index Total Return and pay floating rate based on 1-month USD LIBOR, plus .10%

      Broker, Credit Suisse First Boston. Expires December 2003                                   3,450,000                  --

      Receive a price return equal to Lehman Brothers High Yield Index Total Return and pay floating rate based on 1-month USD LIBOR, plus .10%

      Broker, Lehman Brothers Special Finance. Expires December 2003                              2,300,000                  --

      Receive a price return equal to JP Morgan Mortgage Backed Securities Index and pay floating rate based on 1-month USD LIBOR, minus .25%

      Broker, JP Morgan Chase Bank. Expires January 2004                                         35,000,000                  --

      Receive a price return equal to JP Morgan Mortgage Backed Securities Index and pay floating rate based on 1-month USD LIBOR, minus .30%

      Broker, JP Morgan Chase Bank. Expires November 2003                                        12,000,000                  --

      TRAC-X HYDIS 100 Index and receive 4.50%, Broker, JP Morgan Chase Bank.
       Expires June 2008                                                                         11,286,000            $(84,645)

      TRAC-X HYDIS 100 Index and receive 4.50%, Broker, Morgan Stanley Capital Services Inc.
       Expires June 2008                                                                          2,075,000              86,891

      TRAC-X HYDIS 100 Index and receive 4.50%, Broker, Bear Stearns Credit Products Inc.
       Expires June 2008                                                                          2,100,000              89,250
      ---------------------------------------------------------------------------------------------------------------------------

      Total                                                                                                            $ 91,496
                                                                                                                       ========

(f) Financial futures contracts purchased as of September 30, 2003 were as follows:

      --------------------------------------------------------------------------------------------------------------------------
      Number of                                                           Expiration                 Face             Unrealized
      Contracts                               Issue                          Date                   Value               Losses
      --------------------------------------------------------------------------------------------------------------------------
          193                              Eurodollar                    December 2004           $192,035,869          $ (5,693)
      --------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Losses--Net                                                                                     $ (5,693)
                                                                                                                       ========

      Financial futures contracts sold as of September 30, 2003 were as follows:

      --------------------------------------------------------------------------------------------------------------------------
      Number of                                                           Expiration                 Face             Unrealized
      Contracts                               Issue                          Date                   Value              Losses
      --------------------------------------------------------------------------------------------------------------------------
         405                  Ten-Year U.S. Treasury Note Futures        December 2003            $45,019,731        $(1,403,394)
      --------------------------------------------------------------------------------------------------------------------------

      Total Unrealized Losses--Net                                                                                   $(1,403,394)
                                                                                                                     ===========

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

      See Notes to Financial Statements.


22     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Statement of Assets and Liabilities

As of September 30, 2003

========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of $421,958,984)
                     (identified cost--$3,650,639,738) ..............................                     $3,875,673,111
                   Options purchased, at value (premiums paid--$122,123) ............                            196,425
                   Cash .............................................................                          7,997,053
                   Unrealized appreciation on swaps .................................                             91,496
                   Receivables:
                      Securities sold ...............................................    $  35,335,476
                      Interest ......................................................        8,369,351
                      Swaps .........................................................        4,586,797
                      Swaptions closed ..............................................        2,685,420
                      Dividends .....................................................        2,571,643
                      Capital shares sold ...........................................        1,479,480
                      Securities lending--net .......................................           36,114        55,064,281
                                                                                         -------------
                   Prepaid registration fees ........................................                             13,091
                                                                                                          --------------
                   Total assets .....................................................                      3,939,035,457
                                                                                                          --------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ........................                        435,219,315
                   Options written, at value (premiums received--$163,154) ..........                            151,563
                   Payables:
                      Securities purchased ..........................................      225,788,639
                      Capital shares redeemed .......................................       14,812,405
                      Swaptions closed ..............................................        4,880,000
                      Distributor ...................................................          940,091
                      Other affiliates ..............................................          436,457
                      Variation margin ..............................................          371,188
                      Investment adviser ............................................          164,544       247,393,324
                                                                                         -------------
                   Accrued expenses and other liabilities ...........................                            310,762
                                                                                                          --------------
                   Total liabilities ................................................                        683,074,964
                                                                                                          --------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                   Net assets .......................................................                     $3,255,960,493
                                                                                                          ==============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value,
                     200,000,000 shares authorized ..................................                     $    4,222,532
                   Class B Shares of Common Stock, $.10 par value,
                     500,000,000 shares authorized ..................................                          2,681,968
                   Class C Shares of Common Stock, $.10 par value,
                     200,000,000 shares authorized ..................................                            620,137
                   Class I Shares of Common Stock, $.10 par value,
                     400,000,000 shares authorized ..................................                          5,988,069
                   Class R Shares of Common Stock, $.10 par value,
                     500,000,000 shares authorized ..................................                                 --
                   Paid-in capital in excess of par .................................                      3,089,917,037
                   Undistributed investment income--net .............................    $  15,560,322
                   Accumulated realized capital losses on investments
                     and foreign currency transactions--net .........................      (86,903,721)
                   Unrealized appreciation on investments and foreign
                     currency transactions--net .....................................      223,874,149
                                                                                         -------------
                   Total accumulated earnings--net ..................................                        152,530,750
                                                                                                          --------------
                   Net Assets .......................................................                     $3,255,960,493
                                                                                                          ==============
========================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $1,023,861,207 and
                     42,225,315 shares outstanding ..................................                     $        24.25
                                                                                                          ==============
                   Class B--Based on net assets of $632,673,274 and
                     26,819,676 shares outstanding ..................................                     $        23.59
                                                                                                          ==============
                   Class C--Based on net assets of $143,481,627 and
                     6,201,372 shares outstanding ...................................                     $        23.14
                                                                                                          ==============
                   Class I--Based on net assets of $1,455,944,275 and
                     59,880,692 shares outstanding ..................................                     $        24.31
                                                                                                          ==============
                   Class R--Based on net assets of $110.27 and
                     4.651 shares outstanding .......................................                     $        23.71
                                                                                                          ==============

      See Notes to Financial Statements.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     23

[LOGO] Merrill Lynch Investment Managers

Statements of Operations

                                                                                         For the Period       For the
                                                                                        April 1, 2003 to     Year Ended
                                                                                         September 30,        March 31,
                                                                                              2003              2003
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                   Interest .........................................................    $  23,474,593     $  85,603,565
                   Dividends (net of $376,810 and $173,808 foreign
                     withholding tax, respectively) .................................       19,104,851        38,650,794
                   Securities lending--net ..........................................          300,757         1,078,985
                   Other ............................................................            5,975             4,745
                                                                                         -------------------------------
                   Total income .....................................................       42,886,176       125,338,089
                                                                                         -------------------------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................        6,836,516        15,440,751
                   Account maintenance and distribution fees--Class B ...............        3,413,779         9,004,127
                   Account maintenance fees--Class A ................................        1,282,812         2,745,058
                   Transfer agent fees--Class I .....................................        1,184,355         2,571,326
                   Transfer agent fees--Class A .....................................          825,573         1,742,613
                   Account maintenance and distribution fees--Class C ...............          732,798         1,655,309
                   Transfer agent fees--Class B .....................................          616,536         1,666,527
                   Transfer agent fees--Class C .....................................          141,674           320,423
                   Printing and shareholder reports .................................          108,678           170,969
                   Custodian fees ...................................................           94,805           195,957
                   Professional fees ................................................           69,524           226,347
                   Pricing fees .....................................................           58,660            67,237
                   Directors' fees and expenses .....................................           48,825            78,042
                   Registration fees ................................................           42,696            83,769
                   Other ............................................................           60,233           130,310
                                                                                         -------------------------------
                   Total expenses ...................................................       15,517,464        36,098,765
                                                                                         -------------------------------
                   Investment income--net ...........................................       27,368,712        89,239,324
                                                                                         -------------------------------
========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments--net ..............................................       36,077,317      (104,313,265)
                      Foreign currency transactions--net ............................          (47,766)            2,648
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ..............................................      343,788,716      (806,757,320)
                      Foreign currency transactions--net ............................           20,079            68,711
                                                                                         -------------------------------
                   Total realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net .........................      379,838,346      (910,999,226)
                                                                                         -------------------------------
                   Net Increase (Decrease) in Net Assets Resulting from Operations ..    $ 407,207,058     $(821,759,902)
                                                                                         ===============================

      See Notes to Financial Statements


24     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                             For the Period
                                                                            April 1, 2003 to         For the Year Ended March 31,
                                                                             September 30,      -----------------------------------
Increase (Decrease) in Net Assets:                                                2003                2003                2002
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................    $    27,368,712     $    89,239,324     $   108,678,599
                       Realized gain (loss) on investments and foreign
                         currency transactions--net ....................         36,029,551        (104,310,617)         67,096,713
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency
                         transactions--net .............................        343,808,795        (806,688,609)         38,561,025
                                                                            -------------------------------------------------------
                       Net increase (decrease) in net assets resulting
                         from operations ...............................        407,207,058        (821,759,902)        214,336,337
                                                                            -------------------------------------------------------
===================================================================================================================================
Dividends & Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ......................................        (11,915,568)        (28,917,383)        (32,663,244)
                          Class B ......................................         (5,200,628)        (16,023,503)        (24,279,414)
                          Class C ......................................         (1,221,185)         (3,191,848)         (3,747,630)
                          Class I ......................................        (18,889,212)        (46,356,926)        (55,115,369)
                          Class R ......................................                 (1)                 --
                       Realized gain on investments--net:
                          Class A ......................................                 --         (10,004,802)        (66,197,251)
                          Class B ......................................                 --          (8,770,756)        (76,419,829)
                          Class C ......................................                 --          (1,606,636)        (10,936,875)
                          Class I ......................................                 --         (14,651,440)       (102,586,999)
                                                                            -------------------------------------------------------
                       Net decrease in net assets resulting from
                         dividends and distributions to shareholders ...        (37,226,594)       (129,523,294)       (371,946,611)
                                                                            -------------------------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from
                         capital share transactions ....................       (269,090,692)       (585,515,127)       (476,749,756)
                                                                            -------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .........        100,889,772      (1,536,798,323)       (634,360,030)
                       Beginning of period .............................      3,155,070,721       4,691,869,044       5,326,229,074
                                                                            -------------------------------------------------------
                       End of period* ..................................    $ 3,255,960,493     $ 3,155,070,721     $ 4,691,869,044
                                                                            =======================================================
                        * Undistributed investment income--net .........    $    15,560,322     $    23,121,939     $    29,918,751
                                                                            =======================================================

      See Notes to Financial Statements.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     25

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                     Class A+++
                                                 ---------------------------------------------------------------------------------
The following per share data and ratios have        For the
been derived from information provided in the       Period
financial statements.                            April 1, 2003                      For the Year Ended March 31,
                                                 to Sept. 30,   ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:              2003           2003          2002          2001          2000          1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ...  $    21.68     $    27.50    $    28.31    $    32.58    $    34.97    $    37.49
                                                 ---------------------------------------------------------------------------------
       Investment income--net++ ...............         .21            .59           .64           .82           .86           .91
       Realized and unrealized gain (loss) on
         investments and foreign currency
         transactions--net ....................        2.64          (5.57)          .65         (1.17)          .60         (1.28)
                                                 ---------------------------------------------------------------------------------
       Total from investment operations .......        2.85          (4.98)         1.29          (.35)         1.46          (.37)
                                                 ---------------------------------------------------------------------------------
       Less dividends and distributions:
          Investment income--net ..............        (.28)          (.63)         (.69)         (.93)         (.86)         (.98)
          Realized gain on investments--net ...          --           (.21)        (1.41)        (2.99)        (2.99)        (1.17)
                                                 ---------------------------------------------------------------------------------
       Total dividends and distributions ......        (.28)          (.84)        (2.10)        (3.92)        (3.85)        (2.15)
                                                 ---------------------------------------------------------------------------------
       Net asset value, end of period .........  $    24.25     $    21.68    $    27.50    $    28.31    $    32.58    $    34.97
                                                 =================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share .....       13.16%+       (18.26%)        4.78%        (1.35%)        4.29%         (.92%)
                                                 =================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
       Expenses ...............................         .85%*          .84%          .82%          .84%          .81%          .82%
                                                 =================================================================================
       Investment income--net .................        1.71%*         2.47%         2.35%         2.64%         2.50%         2.60%
                                                 =================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (in thousands)  $1,023,861     $  939,989    $1,311,739    $1,311,854    $1,428,120    $1,513,406
                                                 =================================================================================
       Portfolio turnover .....................          47%            52%           31%           46%           33%           33%
                                                 =================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Based on average shares outstanding.
+++   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


26     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                        Class B
                                                ----------------------------------------------------------------------------------
The following per share data and ratios have       For the
been derived from information provided in the      Period
financial statements.                           April 1, 2003                       For the Year Ended March 31,
                                                 to Sept. 30,   ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:              2003           2003          2002          2001          2000          1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ...  $    21.09     $    26.75    $    27.56    $    31.77    $    34.25    $    36.68
                                                 ---------------------------------------------------------------------------------
       Investment income--net++ ...............         .11            .39           .42           .56           .57           .63
       Realized and unrealized gain (loss) on
         investments and foreign currency
         transactions--net ....................        2.57          (5.42)          .64         (1.13)          .60         (1.25)
                                                 ---------------------------------------------------------------------------------
       Total from investment operations .......        2.68          (5.03)         1.06          (.57)         1.17          (.62)
                                                 ---------------------------------------------------------------------------------
       Less dividends and distributions:
          Investment income--net ..............        (.18)          (.42)         (.46)         (.65)         (.66)         (.64)
          Realized gain on investments--net ...          --           (.21)        (1.41)        (2.99)        (2.99)        (1.17)
                                                 ---------------------------------------------------------------------------------
       Total dividends and distributions ......        (.18)          (.63)        (1.87)        (3.64)        (3.65)        (1.81)
                                                 ---------------------------------------------------------------------------------
       Net asset value, end of period .........  $    23.59     $    21.09    $    26.75    $    27.56    $    31.77    $    34.25
                                                 =================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share .....       12.73%+       (18.93%)        4.01%        (2.11%)        3.48%        (1.65%)
                                                 =================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
       Expenses ...............................        1.62%*         1.62%         1.59%         1.61%         1.58%         1.59%
                                                 =================================================================================
       Investment income--net .................         .95%*         1.69%         1.58%         1.87%         1.71%         1.85%
                                                 =================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (in thousands)  $  632,673     $  680,419    $1,222,487    $1,659,152    $2,853,699    $4,866,564
                                                 =================================================================================
       Portfolio turnover .....................          47%            52%           31%           46%           33%           33%
                                                 =================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     27

[LOGO] Merrill Lynch Investment Managers

                                                                                       Class C
                                                ----------------------------------------------------------------------------------
The following per share data and ratios have       For the
been derived from information provided in the      Period
financial statements.                           April 1, 2003                        For the Year Ended March 31,
                                                 to Sept. 30,   ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:              2003           2003          2002          2001          2000          1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ...  $    20.70     $    26.29    $    27.14    $    31.36    $    33.82    $    36.31
                                                 ---------------------------------------------------------------------------------
       Investment income--net++ ...............         .11            .38           .41           .55           .57           .62
       Realized and unrealized gain (loss) on
         investments and foreign currency
         transactions--net ....................        2.52          (5.32)          .63         (1.12)          .59         (1.25)
                                                 ---------------------------------------------------------------------------------
       Total from investment operations .......        2.63          (4.94)         1.04          (.57)         1.16          (.63)
                                                 ---------------------------------------------------------------------------------
       Less dividends and distributions:
          Investment income--net ..............        (.19)          (.44)         (.48)         (.66)         (.63)         (.69)
          Realized gain on investments--net ...          --           (.21)        (1.41)        (2.99)        (2.99)        (1.17)
                                                 ---------------------------------------------------------------------------------
       Total dividends and distributions ......        (.19)          (.65)        (1.89)        (3.65)        (3.62)        (1.86)
                                                 ---------------------------------------------------------------------------------
       Net asset value, end of period .........  $    23.14     $    20.70    $    26.29    $    27.14    $    31.36    $    33.82
                                                 =================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share .....       12.72%+       (18.92%)        4.01%        (2.13%)        3.50%        (1.70%)
                                                 =================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
       Expenses ...............................        1.63%*         1.63%         1.61%         1.62%         1.59%         1.59%
                                                 =================================================================================
       Investment income--net .................         .93%*         1.69%         1.59%         1.86%         1.70%         1.83%
                                                 =================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (in thousands)  $  143,482     $  137,674    $  199,774    $  212,278    $  308,150    $  491,234
                                                 =================================================================================
       Portfolio turnover .....................          47%            52%           31%           46%           33%           33%
                                                 =================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


28     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

                                                                                      Class I+++
                                                ----------------------------------------------------------------------------------
The following per share data and ratios have       For the
been derived from information provided in the      Period
financial statements.                           April 1, 2003                       For the Year Ended March 31,
                                                 to Sept. 30,   ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:              2003           2003          2002          2001          2000          1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ...  $    21.73     $    27.58    $    28.38    $    32.66    $    35.03    $    37.56
                                                 ---------------------------------------------------------------------------------
       Investment income--net++ ...............         .24            .65           .71           .90           .94          1.00
       Realized and unrealized gain (loss) on
         investments and foreign currency
         transactions--net ....................        2.65          (5.60)          .66         (1.18)          .62         (1.28)
                                                 ---------------------------------------------------------------------------------
       Total from investment operations .......        2.89          (4.95)         1.37          (.28)         1.56          (.28)
                                                 ---------------------------------------------------------------------------------
       Less dividends and distributions:
          Investment income--net ..............        (.31)          (.69)         (.76)        (1.01)         (.94)        (1.08)
          Realized gain on investments--net ...          --           (.21)        (1.41)        (2.99)        (2.99)        (1.17)
                                                 ---------------------------------------------------------------------------------
       Total dividends and distributions ......        (.31)          (.90)        (2.17)        (4.00)        (3.93)        (2.25)
                                                 ---------------------------------------------------------------------------------
       Net asset value, end of period .........  $    24.31     $    21.73    $    27.58    $    28.38    $    32.66    $    35.03
                                                 =================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share .....       13.31%+       (18.09%)        5.07%        (1.12%)        4.58%         (.68%)
                                                 =================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
       Expenses ...............................         .60%*          .59%          .57%          .59%          .56%          .57%
                                                 =================================================================================
       Investment income--net .................        1.97%*         2.72%         2.60%         2.89%         2.74%         2.86%
                                                 =================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (in thousands)  $1,455,944     $1,396,989    $1,957,869    $2,142,945    $2,721,503    $3,631,440
                                                 =================================================================================
       Portfolio turnover .....................          47%            52%           31%           46%           33%           33%
                                                 =================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Based on average shares outstanding.
+++   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     29

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                             Class R
                                                               -----------------------------------
The following per share data and ratios have been derived       For the Period    For the Period
from information provided in the financial statements.         April 1, 2003 to     January 3,
                                                                September 30,         2003++
Increase (Decrease) in Net Asset Value:                             2003         to March 31, 2003
==================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------
       Net asset value, beginning of period .............          $21.20              $22.07
                                                               -----------------------------------
       Investment income--net+ ..........................             .24                 .20
       Realized and unrealized gain (loss) on investments
         and foreign currency transactions--net .........            2.27               (1.07)
                                                               -----------------------------------
       Total from investment operations .................            2.51                (.87)
       Less dividends on investment income--net .........              --@@                --
                                                               -----------------------------------
       Net asset value, end of period ...................          $23.71              $21.20
                                                               ===================================
==================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------
       Based on net asset value per share ...............           13.31%+++           (3.94%)+++
                                                               ===================================
==================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------
       Expenses .........................................            1.10%*              1.09%*
                                                               ===================================
       Investment income--net ...........................            2.07%*              2.76%*
                                                               ===================================
==================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------
       Net assets, end of period (in thousands) .........              --@                 --@
                                                               ===================================
       Portfolio turnover ...............................              47%                 52%
                                                               ===================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Commencement of operations.
+++   Aggregate total investment return.
@     Amount is less than $1,000.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


30     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective September 30, 2003, the Fund changed its year end to September 30, 2003. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     31

[LOGO] Merrill Lynch Investment Managers

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,076 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,281,189 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


32     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee             Fee
--------------------------------------------------------------------------------
Class A ..............................             .25%                  --
Class B ..............................             .25%                 .75%
Class C ..............................             .25%                 .75%
Class R ..............................             .25%                 .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C, and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the period ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,350               $34,235
Class I ............................               $ 1,070               $14,927
--------------------------------------------------------------------------------

For the period ended September 30, 2003, MLPF&S received contingent deferred sales charges of $172,232 and $7,575 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $505 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of September 30, 2003, the Fund lent securities with a value of $61,358,442 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the period ended September 30, 2003, MLIM, LLC received $142,361 in securities lending agent fees.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     33

[LOGO] Merrill Lynch Investment Managers

In addition, MLPF&S received $99,497 in commissions on the execution of portfolio security transactions for the period ended September 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 2003 were $1,442,487,407 and $1,822,290,779, respectively.

Net realized gains (losses) for the period ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................      $  24,295,255       $ 225,033,373
Options purchased ......................            255,420              74,302
Options written ........................           (206,530)             11,591
Interest rate swaps ....................          3,073,812              91,496
Financial futures contracts ............          8,659,360          (1,409,087)
Foreign currency transactions ..........            (47,766)             72,474
                                              ---------------------------------
Total ..................................      $  36,029,551       $ 223,874,149
                                              =================================

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $213,613,755, of which $407,951,245 related to appreciated securities and $194,337,490 related to depreciated securities. At September 30, 2003, the aggregate cost of investments, net of options written for Federal income tax purposes was $3,662,104,218.

Transactions in options written for the period September 30, 2003 were as follows:

-------------------------------------------------------------------------------
                                                 Number of           Premiums
Call Options Written                             Contracts           Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ..................                 --                  --
Options written ........................            110,234       $   2,209,137
Options closed .........................                (40)         (2,105,460)
Options expired ........................           (110,000)            (80,300)
                                              ---------------------------------
Outstanding call options written,
  end of period ........................                194       $      23,377
                                              =================================

-------------------------------------------------------------------------------
                                                 Number of           Premiums
Put Options Written                              Contracts           Received
-------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ..................                 --                  --
Options written ........................            340,234       $   2,627,487
Options closed .........................                (40)         (2,105,460)
Options expired ........................           (340,000)           (382,250)
                                              ---------------------------------
Outstanding put options written,
  end of period ........................                194       $     139,777
                                              =================================

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $269,090,692 and $585,515,127 for the periods ended September 30, 2003 and March 31, 2003 respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the
Period April 1, 2003 to                                                Dollar
September 30, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            808,429       $  19,332,932
Automatic conversion of shares .........          2,721,763          64,825,838
Shares issued to shareholders in
        reinvestment of dividends
and distributions ......................            437,379          10,466,489
                                              ---------------------------------
Total issued ...........................          3,967,571          94,625,259
Shares redeemed ........................         (5,105,484)       (122,127,362)
                                              ---------------------------------
Net decrease ...........................         (1,137,913)      $ (27,502,103)
                                              =================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.


34     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended March 31, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,772,584       $  64,891,927
Automatic conversion of shares .........          5,057,547         120,961,341
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................          1,499,220          34,459,904
                                              ---------------------------------
Total issued ...........................          9,329,351         220,313,172
Shares redeemed ........................        (13,659,024)       (318,369,448)
                                              ---------------------------------
Net decrease ...........................         (4,329,673)      $ (98,056,276)
                                              =================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the
Period April 1, 2003 to                                                Dollar
September 30, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,010,579       $  23,416,635
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................            189,878           4,428,039
                                              ---------------------------------
Total issued ...........................          1,200,457          27,844,674
Automatic conversion of shares .........         (2,799,169)        (64,825,838)
Shares redeemed ........................         (3,843,746)        (89,236,146)
                                              ---------------------------------
Net decrease ...........................         (5,442,458)      $(126,217,310)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended March 31, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,010,838       $  69,266,062
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................            942,855          21,172,984
                                              ---------------------------------
Total issued ...........................          3,953,693          90,439,046
Automatic conversion of shares .........         (5,200,349)       (120,961,341)
Shares redeemed ........................        (12,192,972)       (278,379,536)
                                              ---------------------------------
Net decrease ...........................        (13,439,628)      $(308,901,831)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the
Period April 1, 2003 to                                                Dollar
September 30, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            208,182       $   4,723,072
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................             44,500           1,017,711
                                              ---------------------------------
Total issued ...........................            252,682           5,740,783
Shares redeemed ........................           (702,828)        (15,972,232)
                                              ---------------------------------
Net decrease ...........................           (450,146)      $ (10,231,449)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended March 31, 2003                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            912,070       $  21,236,720
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................            183,735           4,048,797
                                              ---------------------------------
Total issued ...........................          1,095,805          25,285,517
Shares redeemed ........................         (2,042,911)        (45,403,525)
                                              ---------------------------------
Net decrease ...........................           (947,106)      $ (20,118,008)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the
Period April 1, 2003 to                                                Dollar
September 30, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,264,096       $  53,837,908
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................            712,349          17,082,259
                                              ---------------------------------
Total issued ...........................          2,976,445          70,920,167
Shares redeemed ........................         (7,371,277)       (176,060,000)
                                              ---------------------------------
Net decrease ...........................         (4,394,832)      $(105,139,833)
                                              =================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended March 31, 2003+                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,206,891       $ 144,980,836
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................          2,397,651          55,211,158
                                              ---------------------------------
Total issued ...........................          8,604,542         200,191,994
Shares redeemed ........................        (15,319,242)       (358,631,106)
                                              ---------------------------------
Net decrease ...........................         (6,714,700)      $(158,439,112)
                                              =================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the
Period April 1, 2003 to                                                Dollar
September 30, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares reinvested ......................                 --       $           3
                                              ---------------------------------
Net increase ...........................                 --       $           3
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the
Period January 3, 2003+                                                Dollar
to March 31, 2003                                  Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................                  5       $         100
                                              ---------------------------------
Net increase ...........................                  5       $         100
                                              =================================

+     Commencement of operations.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     35

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the period ended September 30, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal periods ended September 30, 2003 and March 31, 2003 was as follows:

-------------------------------------------------------------------------------
                                                9/30/2003            3/31/2003
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  37,226,594       $  96,579,704
  Net long-term capital gains ..........                 --          32,943,590
                                              ---------------------------------
Total taxable distributions ............      $  37,226,594       $ 129,523,294
                                              =================================

As of September 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $  15,133,011
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................           15,133,011
Capital loss carryforward ..............................          (76,294,093)*
Unrealized gains--net ..................................          213,691,832**
                                                                -------------
Total accumulated earnings--net ........................        $ 152,530,750
                                                                =============

* On September 30, 2003, the Fund had a net capital loss carryforward of $76,294,093, of which $4,243,197 expires in 2007, $3,272,987 expires in
      2008, $63,648,326 expires in 2010 and $5,129,583 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and option contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

7. Subsequent Event:

Effective October 1, 2003, the Fund intends to invest the fixed income portion of its investments in the Master Core Bond Portfolio of Master Bond Trust, a mutual fund that has the same objectives and strategies as the fixed income portion of the Fund. At September 30, 2003, the Fund held its fixed income assets directly.


36     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2003, and the related statements of operations for the period April 1, 2003 to September 30, 2003 and for the year ended March 31, 2003, the statements of changes in net assets for the period April 1, 2003 to September 30, 2003 and for each of the two years in the period ended March 31, 2003, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Balanced Capital Fund, Inc. as of September 30, 2003, the results of its operations for the period April 1, 2003 to September 30, 2003 and for the year ended March 31, 2003, the changes in its net assets for the period April 1, 2003 to September 30, 2003 and for each of the two years in the period ended March 31, 2003, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2003

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Balanced Capital Fund, Inc. to shareholders of record on July 16, 2003:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals                                 43.55%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received
  Deduction for Corporations                                              42.80%
--------------------------------------------------------------------------------
Federal Obligation Interest                                                8.26%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     37

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in  Other Public
                           Position(s)  Length                                                         Fund Complex   Directorships
                           Held         of Time                                                        Overseen by    Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director       Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    122 Funds      None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Director     and      L.P. ("FAM")--Advised Funds since 1999;
            Age: 63                     1997 to  Chairman (Americas Region) of MLIM from 2000
                                        present  to 2002; Executive Vice President of MLIM and
                                                 FAM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services") from
                                                 1993 to 2002; President of Princeton Administrators,
                                                 L.P. from 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  Manager of The Burton Partnership, Limited            23 Funds       ITC DeltaCom,
Burton      Princeton, NJ               present  Partnership since 1979; Managing General Partner      37 Portfolios  Inc., ITC
            08543-9095                           of the South Atlantic Venture Funds, Limited                         Holding
            Age: 59                              Partnerships and Chairman of South Atlantic                          Company, Inc.,
                                                 Private Equity Fund IV, Limited Partnership since                    Knology, Inc.,
                                                 1983; Member of the Investment Advisory Council                      MainBancorp,
                                                 of the Florida State Board of Administration                         N.A., PriCare,
                                                 since 2001.                                                          Inc., Symbion,
                                                                                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director     1981 to  James R. Williston Professor of Investment            24 Funds       Cambridge
Crum        Princeton, NJ               present  Management Emeritus, Harvard Business                 38 Portfolios  Bancorp
            08543-9095                           School since 1996; Chairman and Director,
            Age: 71                              Phaeton International, Ltd. from 1985 to present;
                                                 Director, Cambridge Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     1999 to  Professor of Finance and Economics, Graduate          23 Funds       None
Simon       Princeton, NJ               present  School of Business, Columbia University since         37 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments since 1993         23 Funds       None
Walsh       Princeton, NJ               present  and employed in various capacities therewith from     37 Portfolios
            08543-9095                           1971 to 1992; Director, the National Audubon
            Age: 61                              Society since 1980; Director, the American Museum
                                                 of Fly Fishing since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     1998 to  Managing Director of FGW Associates since 1997;       23 Funds       Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       37 Portfolios  Pharmaceuti-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                      cals, Inc.
            Age: 62                              Director, BTG International, PLC since 2001;
                                                 Director, Watson Pharmaceuticals, Inc. since 2000.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


38     MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          1999 to  President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President and Global Chief Investment Officer of MLIM and member of the Executive
Doll, Jr.   Princeton, NJ  President    present  Management Committee of ML & Co., Inc. since 2001; Chief Investment Officer, Senior
            08543-9011                           Vice President and Co-Head of MLIM Americas from 1999 to 2001; Chief Investment
            Age: 48                              Officer of Oppenheimer Funds, Inc. from 1987 to 1999 and Executive Vice President from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kurt        P.O. Box 9011  Vice         1996 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997 to
Schansinger Princeton, NJ  President    present  2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
            Age: 39                              from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       SEPTEMBER 30, 2003     39

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10252 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The Board of Directors/Trustees of the Cluster A Merrill Lynch Funds determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Balanced Capital Fund, Inc.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Balanced Capital Fund, Inc.

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Balanced Capital Fund, Inc.

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            --------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Balanced Capital Fund, Inc.

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.